WELLS FARGO FUNDS TRUST

Equity Index Fund
OTC Growth Fund

Class O Shares

Supplement Dated November 8, 2002
to the Prospectus dated February 1, 2002

            At its November 5, 2002 meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the liquidation of the OTC Growth Fund and the Class O shares of the Equity Index Fund (the "liquidations"). The Equity Index Fund will continue to offer both Class A and Class B shares through a separate prospectus.

            Effective immediately, the OTC Growth Fund and the Class O shares of the Equity Index Fund are closed to both new investors and additional investments from current shareholders.

            The liquidations are expected to occur in the first quarter of 2003.